                                  SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

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Check the appropriate box:
/ /  Preliminary Proxy Statement
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/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      FIRST ROBINSON FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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               [FIRST ROBINSON FINANCIAL CORPORATION LETTERHEAD]


                                  June 23, 2004




Dear Fellow Stockholder:

        On behalf of the Board of Directors and management of First Robinson Financial Corporation, I cordially invite you to attend the annual meeting of stockholders. The meeting will be held at 9:00 a.m. on July 22, 2004 at the Company's office located at 501 East Main Street, Robinson, Illinois.

        An important aspect of the meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. This year stockholders are being asked to vote on the election of two directors and the ratification of the appointment of independent auditors for the fiscal year ending March 31, 2005. The Board of Directors unanimously recommends that you vote "FOR" all of the proposals.

        In addition to the annual stockholder vote on corporate business items, the meeting will include management's report to you on the First Robinson Financial Corporation's 2004 financial and operating performance.

        I encourage you to attend the meeting in person. Whether or not you attend the meeting, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy card and return it in the postage prepaid envelope provided. This will save First Robinson Financial Corporation additional expense in soliciting proxies and will ensure that your shares are represented. You may vote in person at the meeting even if you have previously returned a proxy.

        Thank you for your attention to this important matter.

                                          Sincerely,

                                          /s/  Rick L. Catt

                                          RICK L. CATT
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                      FIRST ROBINSON FINANCIAL CORPORATION
                              501 East Main Street
                            Robinson, Illinois 62454
                                 (618) 544-8621


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To be Held on July 22, 2004

        Notice is hereby given that the annual meeting of stockholders (the "Meeting") of First Robinson Financial Corporation (the "Company") will be held at the Company's office located at 501 East Main Street, Robinson, Illinois at 9:00 a.m., Robinson, Illinois time, on July 22, 2004.

        A PROXY CARD AND A PROXY STATEMENT FOR THE MEETING ARE ENCLOSED.

        The Meeting is for the purpose of considering and acting upon:

        1.      The election of two directors of the Company;

        2. The ratification of the appointment of BKD, LLP as auditors of the Company for the fiscal year ending March 31, 2005;

and such other matters as may properly come before the Meeting, or any adjournments or postponements thereof. The Board of Directors is not aware of any other business to come before the Meeting.

        Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Stockholders of record at the close of business on June 10, 2004 are the stockholders entitled to vote at the Meeting and any adjournments or postponements thereof. A complete list of stockholders entitled to vote at the Meeting will be available at the main office of the Company during the ten days prior to the Meeting, as well as at the Meeting.

        Please complete and sign the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/  Rick L. Catt

                                          Rick L. Catt
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER


Robinson, Illinois
June 23, 2004


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    IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE
       OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING.
           A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.
           NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                      FIRST ROBINSON FINANCIAL CORPORATION
                              501 East Main Street
                            Robinson, Illinois 62454
                                 (618) 544-8621

                             -----------------------

                                 PROXY STATEMENT

                             -----------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                           To be held on July 22, 2004

        This proxy statement is furnished in connection with the solicitation, on behalf of the Board of Directors of First Robinson Financial Corporation (the "Company"), the parent company of First Robinson Savings Bank, National Association (the "Bank"), of proxies to be used at the annual meeting of stockholders of the Company (the "Meeting") which will be held at the Company's office located at 501 East Main Street, Robinson, Illinois on July 22, 2004, at 9:00 a.m., Robinson, Illinois time, and all adjournments or postponements of the Meeting. The accompanying Notice of Annual Meeting of Stockholders and this proxy statement are first being mailed to stockholders on or about June 23, 2004.

        At the Meeting, stockholders of the Company are being asked to consider and vote upon the election of two directors and the ratification of the appointment of BKD, LLP as independent auditors for the Company for the fiscal year ending March 31, 2005.

YOUR VOTING RIGHTS

        We have fixed the close of business on June 10, 2004 as the record date for the Meeting. Only stockholders of record of Company common stock on that date are entitled to notice of and to vote at the Meeting. You are entitled to one vote for each share of the Company's common stock you own. On June 10, 2004, 519,780 shares of the Company's common stock were outstanding and entitled to vote at the annual meeting.

        If you are the beneficial owner of shares held in "street name" by a broker, bank or other nominee, your nominee, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If you do not give instructions to your nominee, your nominee will nevertheless be entitled to vote the shares with respect to "discretionary" items, but will not be permitted to vote your shares with respect to "non-discretionary" items. In the case of non-discretionary items, the shares will be treated as "broker non-votes." Both the election of directors and the ratification of auditors are considered "discretionary" items and, therefore, your broker may vote your shares without instructions from you.

        We maintain an Employee Stock Ownership Plan ("ESOP") which owns approximately 12.5 percent of the Company's outstanding common stock. We also maintain a 401(k) plan (the "401(k)") which owns approximately 6.6% of the Company's outstanding common stock. We refer to the ESOP and the 401(k) in this proxy statement collectively as the "Plans." Employees of the Company and the Bank participate in the Plans. First Bankers Trust Co., N.A. is the trustee of the Plans ("Trustee"). Each Plan participant instructs the Trustee how to vote the shares of the Company's common stock allocated to his or her account(s) under the Plans. If a participant in one of the Plans properly executes the voting instruction card distributed by the Trustee, the Trustee will vote such participant's shares in accordance with the stockholder's instructions. Where properly executed voting instruction cards are returned to the Trustee with no specific instruction as how to vote at the Meeting, the Trustee will vote the shares "FOR" the election of each of management's director nominees and "FOR" the ratification of the appointment of BKD, LLP as independent auditors for the fiscal year ending March 31, 2005. In the event a participant in the Plans fails to give timely voting instructions to the Trustee with respect to the voting of the common stock that is allocated to his or her accounts in the Plans, the Trustee shall vote such shares "FOR" each of management's director nominees and "FOR" the ratification of the appointment of BKD, LLP. The Trustee will vote the shares of common stock held in the ESOP but not allocated to any participant's account in the same proportion as directed by the ESOP participants who directed the trustee as to the manner of voting their allocated shares in the ESOP with respect to each such proposal.

VOTES REQUIRED TO APPROVE THE PROPOSALS

        Directors are elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. The two director nominees with the most affirmative votes will be elected to fill the two available director positions. If you vote "Withheld" with respect to the election of one or more director nominees, your shares will not be voted with respect to the person or persons indicated, although they will be counted for purposes of determining whether there is a quorum.

        Ratification of the appointment of BKD, LLP as our independent auditors for the fiscal year ending March 31, 2005 requires the affirmative vote of the majority of shares cast, in person or by proxy, at the Meeting. Stockholder abstentions on the proposal to ratify the appointment of BKD, LLP as our independent auditors will have the same effect as a vote against the proposal, while broker non-votes will have no effect on the outcome of the vote. One-third of the shares of the common stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF MANAGEMENT'S DIRECTOR NOMINEES AND "FOR" THE PROPOSAL TO RATIFY BKD, LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2005.

HOW TO VOTE

        You may vote in person at the Meeting or by proxy. To ensure your representation at the Meeting, we recommend you vote as soon as possible by proxy even if you plan to attend the Meeting. If you plan to attend the Meeting and wish to vote in person, we will give you a ballot at the Meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you were the beneficial owner of the Company's common stock on June 10, 2004, the record date for voting at the Meeting. See "- How to Revoke Your Proxy and Change Your Vote" below.

        Shares of the Company's common stock represented by properly executed proxies will be voted by the individuals named in such proxy in accordance with the stockholder's instructions. Where properly executed proxies are returned to the Company with no specific instruction as how to vote at the Meeting, the persons named in the proxy will vote the shares "FOR" the election of each of management's director nominees and "FOR" the proposal to ratify the appointment of BKD, LLP as our independent auditors for the fiscal year ending March 31, 2005. Voting instructions are included on your proxy card. If your shares are registered in the name of a broker, bank or other nominee, you should follow the instructions set forth on the voting instruction form provided to you.

        The persons named in the proxy will have the discretion to vote on any other business properly presented for consideration at the Meeting in accordance with their best judgment. We are not aware of any other matters to be presented at the Meeting other than those described in the Notice of Annual Meeting of Stockholders accompanying this document.

        You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children -- in which case you will receive three separate proxy cards to vote.

HOW TO REVOKE YOUR PROXY AND CHANGE YOUR VOTE

        If you are a registered stockholder, you may revoke your proxy and change your vote at any time before your proxy is voted at the Meeting by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to the Secretary, First Robinson Financial Corporation, 501 East Main Street, Robinson, Illinois 62454. If your shares are registered in the name of a broker, bank or other nominee, you should follow the instructions set forth on the voting instruction form provided to you.

PROXY SOLICITATION COSTS

        We will pay our own costs of soliciting proxies. In addition to this mailing, our directors, officers and employees may also solicit proxies personally, electronically or by telephone. We will also reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.

VOTING SECURITIES AND CERTAIN HOLDERS THEREOF

        The following table presents information regarding the beneficial ownership of the Company's common stock as of June 10, 2004, by:

        o those persons or entities (or group of affiliated persons or entities) known by management to beneficially own more than five percent of the outstanding common stock of the Company;

        o       each director and director nominee of the Company;

        o each executive officer of the Company named in the Summary Compensation Table appearing under "Executive Compensation" below; and

        o all of the executive officers and directors of the Company as a group.

        The persons named in this table have sole voting power for all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the footnotes to this table. The address of each of the beneficial owners is 501 East Main Street, Robinson, Illinois 62454.

        Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options held by that person that are currently exercisable or exercisable within 60 days after June 10, 2004 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

                                                                         NUMBER OF SHARES    PERCENT OF SHARES
                                                                        BENEFICIALLY OWNED      BENEFICIALLY
                              BENEFICIAL OWNER                                  (3)              OWNED (%)
---------------------------------------------------------------------------------------------------------------
First Robinson Financial Corporation Employee Stock Ownership Plan (1)         65,154               12.5

First Robinson Savings Bank, NA 401(k) Retirement Savings Plan (2)             34,086                6.6

Rick L. Catt, President & Chief Executive Officer                              27,823                5.2

J. Douglas Goodwine, Director                                                  12,750                2.4

Robin E. Guyer, Director                                                        1,558                 *

Donald K, Inboden, Director                                                    17,335                3.3

Steven E. Neeley, Director                                                     47,108                9.1

Scott F. Pulliam, Director                                                     20,489                3.9

William K. Thomas, Director                                                    18,909                3.6

Directors and executive officers of the Company and the Bank,
  as a group (11 persons)(4)                                                  184,459               32.8

-------------------------
*       Indicates less than one percent (1%).
(1) Represents shares held by the Employee Stock Ownership Plan ("ESOP"), 47,798 of which have been allocated to accounts of participants. First Bankers Trust Co., N.A., the trustee of the ESOP, may be deemed beneficially to own the shares held by the ESOP that have not been allocated to the participants.
(2) Represents shares held by the First Robinson Savings Bank, NA 401(k) Retirement Savings Plan ("401(k)"). First Bankers Trust Co., N.A. is the trustee of the 401(k).
(3) Includes shares of common stock as to which the named individual has the right to acquire beneficial ownership, currently or within 60 days of the June 10, 2004 voting record date, pursuant to the exercise of stock options, as follows:

        Mr. Catt:    11,500 shares         Mr. Pulliam    6,190 shares
        Mr. Thomas:   6,190 shares         Mr. Goodwine:  6,190 shares

(4) Amount includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, shares allocated to the ESOP accounts of the group members, held in a fiduciary capacity or by certain family members, with respect to which shares the group members may be deemed to have sole voting and/or investment power. Includes 42,050 shares of common stock that may be acquired currently or within 60 days of the June 10, 2004 voting record date pursuant to the exercise of stock options.


                       PROPOSAL I - ELECTION OF DIRECTORS

        The Company's Board of Directors is presently composed of seven members, classified into three groups, each of whom is also a director of the Bank. Directors of the Company are generally elected to serve for a three-year term or until their respective successors shall have been elected and qualified. Approximately one-third of the directors are elected annually.

        The following table sets forth certain information regarding the composition of the Company's Board of Directors, including their terms of office and the nominees for election as directors. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified below. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominees) will be voted at the Meeting "FOR" the election of the nominees identified in the following table. If such nominees are unable to serve, the shares represented by all such proxies will be voted for the election of such substitutes as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as described herein, there are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.

                                                                     Director     Term to
           Name             Age(1)        Position(s) Held           Since(2)      Expire
-------------------------------------------------------------------------------------------

                                          NOMINEES

Scott F. Pulliam             47     Chairman of the Board              1985         2007
William K. Thomas            59     Director                           1988         2007

                                DIRECTORS CONTINUING IN OFFICE

Rick L. Catt                 51     Director, President and            1989         2005
                                    Chief Executive Officer
Donald K. Inboden            71     Director                           1990         2005
Steven E. Neeley             50     Director                           2001         2005
J. Douglas Goodwine          42     Director                           1993         2006
Robin E. Guyer               57     Director                           2001         2006

----------------------------
(1)     At March 31, 2004.
(2)     Includes service as a director of the Bank.

        The business experience of each director and director nominee is set forth below. All directors have held their present positions for at least the past five years, except as otherwise indicated.

        SCOTT F. PULLIAM. Since 1983, Mr. Pulliam has practiced as a public accountant in the Robinson, Illinois area.

        WILLIAM K. THOMAS. Since 1976, Mr. Thomas has practiced as an attorney in the Robinson, Illinois area.

        J. DOUGLAS GOODWINE. Mr. Goodwine is a funeral director and Vice President of Goodwine Funeral Homes, Inc., positions he has held since 1986.

        ROBIN E. GUYER. Since 1997, Mr. Guyer has served as the president of Bunker Hill Supply Co., an agricultural services company located in Hutsonville, Illinois.

        RICK L. CATT. Mr. Catt is President and Chief Executive Officer of the Company and the Bank, positions he has held with the Company since its inception in March 1997 and with the Bank since 1989.

        DONALD K. INBODEN. Mr. Inboden is the former owner of Inboden Seed Inc., a landscaping business located in Robinson, Illinois. He was employed at Marathon Oil Company from 1955 to 1982.

        STEVEN E. NEELEY. Mr. Neeley is the owner and president of Senco Construction, Inc., an industrial construction company located in Robinson, Illinois.

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

        BOARD AND COMMITTEE MEETINGS OF THE COMPANY. Meetings of the Company's Board of Directors are generally held on a monthly basis. The Board of Directors met 13 times during the fiscal year ended March 31, 2004. During fiscal 2004, no director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

        The Board of Directors of the Company has standing Audit, Nominating and Compensation Committees. The Company does not have a standing executive committee.

        The Audit Committee of the Company operates under a written charter adopted by the full Board of Directors. An Amended and Restated Audit Committee charter was adopted by the Board of Directors on June 15, 2004, a current copy of which is attached as Exhibit A hereto. Each of the Audit Committee members are "independent" under the definition contained in the National Association of Securities Dealers listing standards for the Nasdaq Stock Market. This committee, among other things, oversees the entire audit function for the Company, both internal and independent, and overseas the Company's accounting and internal control systems. The current members of this committee are Directors Pulliam, Neeley, Guyer, Inboden and Goodwine. In addition, the Board of Directors has determined that Mr. Pulliam qualifies as an "audit committee financial expert." This committee met 3 times during fiscal year 2004.

        Prior to June 15, 2004, the entire Board of Directors acted as the Nominating Committee to nominate candidates for membership on the Board of Directors. This committee met 1 time during fiscal 2004. The Board of Directors established a Nominating Committee on June 15, 2004, which will be comprised of all non-employee directors who are not standing for re-election. As established on June 15, 2004, the Nominating Committee consists of Directors Inboden, Neeley, Goodwine and Guyer. The Nominating Committee acts under a written charter adopted by the Board of Directors on June 15, 2004, a current copy of which is attached as Exhibit B hereto. The Nominating Committee is responsible generally for ensuring that the Board of Directors and its committees are appropriately constituted in order to conform with applicable legal requirements. Responsibilities of the Nominating Committee include selecting or recommending to the Board of Directors candidates for the Board of Directors and committee thereof. The Nominating Committee will consider candidates who are recommended by qualifying shareholders. For consideration, candidates must meet the criteria and qualifications specified by the Nominating Committee from time to time, including strength of character, mature judgment, career specialization, relevant technical skills, diversity, the extent to which the candidate would fill a present need on the Board of Directors, and being eligible under standards established by the SEC or relevant law. These criteria apply to all nominees, whether recommended by a shareholder, management or search firm. Recommendations must be in writing and addressed to the Chairman of the Nominating Committee in care of the Company at 501 East Main Street, P.O. Box 8598, Robinson, Illinois 62454. Shareholder nominations must be submitted at least 120 days before the anniversary of the previous year's annual meeting. The current members of the Nominating Committee are "independent" under the definition contained in the National Association of Securities Dealers listing standards for the Nasdaq Stock Market.

        While the Board of Directors will consider nominees recommended by stockholders, the Board has not actively solicited such nominations. Pursuant to the Company's Bylaws, nominations for directors by stockholders must be made in writing and delivered to the Secretary of the Company at least 30 days prior to the meeting date provided, however, that in the event that less than 40 days' notice of the date of the meeting is given or made to stockholders, notice to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed and such written nomination must contain certain information specified in the Company's Bylaws.

        The Compensation Committee establishes the Company's compensation policies and reviews compensation matters. The current members of this committee are Directors Pulliam and Thomas. This committee did not meet during fiscal 2004.

        BOARD AND COMMITTEE MEETINGS OF THE BANK. The Bank's Board of Directors meets at least monthly. During the fiscal year ended March 31, 2004 the Board of Directors held 14 meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committees on which such Board member served during fiscal 2004.

        The Bank has standing Loan, Building, Nominating, Audit, Personnel and Investment/Asset-Liability Committees.

        The Loan Committee is comprised of all directors. It meets on an as needed basis to review loan requests generally in excess of $250,000. This committee met 18 times during fiscal 2004.

        The Building Committee is responsible for overseeing the Bank's building, grounds, maintenance, repairs and the like. It is composed of Directors Catt, Inboden and Neeley. This committee met 4 times during fiscal 2004.

        The entire Board of Directors acts as the Nominating Committee, to nominate individuals for election to the Bank's Board of Directors. The committee met 1 time during fiscal 2004.

        The Audit Committee, composed of Directors Pulliam, Neeley, Guyer, Inboden and Goodwine, reviews and receives audit findings from the Bank's internal and external auditors. This committee met 10 times in fiscal 2004.

        The Personnel Committee, composed of Directors Goodwine, Pulliam and Catt, reviews personnel evaluations and recommends salary adjustments to the entire Board of Directors. This committee met 11 times in fiscal 2004.

        The Investment/Asset-Liability Committee, composed of Director Catt and Vice Presidents Jamie E. McReynolds, William D. Sandiford and W. E. Holt, oversees the Bank's risk management and liquidity/funds management position. They also review the purchases and sales of investments. This committee met 12 times in fiscal 2004.

        In addition, Rick L. Catt oversees other communications from shareholders, including proposals for items to be included in the Company's proxy statement and any other communications intended for the Board of Directors or management. All such correspondence should be sent to Rick L. Catt c/o the Company at 501 East Main Street, P.O. Box 8598, Robinson, Illinois 62454.

        The Company is incorporated in Delaware and has held its annual meetings in Illinois since its incorporation. Senior members of management have been present at each annual meeting to meet with shareholders and answer any questions. Historically, shareholder attendance has been limited, which we attribute to our policy of regular and detailed communications with our shareholders and investors through meeting with management and other investor relations activities. Last year's annual meeting was attended by all directors. In view of the fact that shareholders have not historically attended our annual meetings, and that a high percentage of directors generally are present at the annual meeting, we have not adopted a policy regarding the attendance of directors at the annual meeting.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS OR FUTURE FILINGS WITH THE SEC THAT MIGHT INCORPORATE THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING REPORT SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

        The Company's Audit Committee has reviewed and discussed with management the audited financial statements of the Company for the year ended March 31, 2004. In addition, the Committee has discussed with BKD, LLP (BKD), the independent auditing firm for the Company, the matters required by Statements on Auditing Standards No. 61, Communications with Audit Committees.

        The Committee has also received the written disclosures from BKD required by Independence Standard No. 1, and have discussed with BKD its independence from the Company.

        Based on the foregoing discussions and reviews, the Committee has recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report for the year ended March 31, 2004.

        A copy of the amended and restated Audit Committee charter, which was adopted by the Board of Directors on June 15, 2004, is attached to this Proxy Statement as Exhibit A.

                                            Respectfully submitted,
                                            The Audit Committee

                                            SCOTT F. PULLIAM
                                            DONALD K. INBODEN
                                            J. DOUGLAS GOODWINE
                                            ROBIN E. GUYER
                                            STEVEN E. NEELEY

DIRECTOR COMPENSATION

        Each non-employee director is paid a monthly fee of $1,000 for attendance at all regular, committee and special meetings. The Chairman of the Board receives $1,075 per month and Director Thomas receives $900 per month, as he is not a member of the Audit Committee. If a regular meeting is missed by a director, $500 is deducted from the monthly fee. If a scheduled committee meeting is missed, $100 is deducted from the monthly fee. Employee directors receive a monthly fee of $500 for attendance at all regular meetings. Employee directors do not receive fees for participation on any committees.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

        The business experience for at least the previous five years for the executive officers who do not serve as directors is set forth below.

        JAMIE E. MCREYNOLDS. Ms. McReynolds, age 40, currently serves as a Vice President, Chief Financial Officer, Secretary and Treasurer of the Company and Bank. She has been employed by the Bank in various capacities since 1986.

        LESLIE TROTTER, III. Mr. Trotter, age 49, currently serves as a Vice President of the Bank. Mr. Trotter has been employed by the Bank since 1978.

        W. E. HOLT. Mr. Holt, age 57, currently serves as Vice President and Senior Loan Officer for the Bank, a position he has held since April 1998. From 1974 to March 1998, Mr. Holt was employed at a national bank in Oblong, Illinois. In the later years at the national bank, he served as a Cashier and a Senior Vice President. He also served on the board of a national bank from 1989 to 1998.

        WILLIAM D. SANDIFORD. Mr. Sandiford, age 46, currently serves as a Vice President of the Bank, a position he has held since 1995.

EXECUTIVE COMPENSATION

        The following table sets forth information concerning the compensation paid or accrued by the Company for services rendered by the Company's and the Bank's Chief Executive Officer. No other executive officer of the Company had aggregate compensation (salary plus bonus) in excess of $100,000 for the fiscal year ended March 31, 2004.


======================================================================================================================
                                             SUMMARY COMPENSATION TABLE
-------------------------------------------------------------------------- ------------------------ ------------------
                                                                           LONG-TERM COMPENSATION
                           ANNUAL COMPENSATION                                     AWARDS
---------------------------- -------- ---------- --------- --------------- ------------ ----------- ------------------
                                                            OTHER ANNUAL   RESTRICTED                    ALL OTHER
    NAME AND PRINCIPAL        FISCAL   SALARY(1)   BONUS    COMPENSATION      STOCK       OPTIONS/      COMPENSATION
         POSITION              YEAR      ($)        ($)          ($)         AWARD ($)    SARS (#)          ($)
---------------------------- -------- ---------- --------- --------------- ------------ ----------- ------------------
Rick L. Catt, President        2004    103,722      8,271        ---           ---          ---           22,278(2)
and Chief Executive Officer    2003     98,922     12,077        ---           ---          ---           16,942(3)
                               2002     95,511     12,421        ---           ---          ---           14,847(4)

======================================================================================================================

---------------------------
(1)     Includes salary and board fees.
(2) Includes $5,088 of disability, health and life premiums paid by the Bank. The Bank made $2,000 in contributions to Mr. Catt's Director Retirement Plan account and $1,048 in discretionary contributions pursuant to the Bank's 401(k) Plan. This amount also represents the Company's contributions to the ESOP on behalf of Mr. Catt. At March 31, 2004, the value of the shares of the Company's common stock allocated to Mr. Catt under the ESOP was $14,142.
(3) Includes $4,319 of disability, health and life premiums paid by the Bank. The Bank made $2,000 in contributions to Mr. Catt's Director Retirement Plan account and $937 in discretionary contributions pursuant to the Bank's 401(k) Plan. This amount also represents the Company's contributions to the ESOP on behalf of Mr. Catt. At March 31, 2003, the value of the shares of the Company's common stock allocated to Mr. Catt under the ESOP was $9,686.
(4) Includes $3,487 of disability, health and life premiums paid by the Bank. The Bank made $2,000 in contributions to Mr. Catt's Director Retirement Plan account and $916 in discretionary contributions pursuant to the Bank's 401(k) Plan. This amount also represents the Company's contributions to the ESOP on behalf of Mr. Catt. At March 31, 2002, the value of the shares of the Company's common stock allocated to Mr. Catt under the ESOP was $8,444.

        The Company did not grant any stock options or stock appreciation rights to Mr. Catt in the fiscal year ended March 31, 2004.

        The following table summarizes certain information relating to the value of options held by Mr. Catt at March 31, 2004. The value of an unexercised, in-the-money option at fiscal year-end is the difference between its exercise price and the fair market value of the underlying stock on March 31, 2004, the last trading day in fiscal 2004, which was $24.80 per share, based on the closing price of the Company's common stock as reported on the OTC Bulletin Board. The exercise price of the options held by Mr. Catt was lower than the market value of the Company's common stock, so all of the options were in-the-money at fiscal year-end. Mr. Catt exercised 7,288 options during the fiscal year. Unexercisable options are those options which were not vested as of March 31, 2004.

======================================================================================================================

                                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                           OPTION VALUES AT MARCH 31, 2004
------------------------------ -------------- ----------- ----------------------------- ------------------------------
                                                                                                  VALUE OF
                                                                   NUMBER OF                     UNEXERCISED
                                                                  UNEXERCISED                   IN-THE-MONEY
                                                                   OPTIONS AT                    OPTIONS AT
                                                                   FY-END (#)                    FY-END ($)
                                  SHARES                  ----------------------------- ------------------------------
                                 ACQUIRED        VALUE
                                ON EXERCISE    REALIZED    EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
            NAME                    (#)           ($)          (#)            (#)             ($)            ($)
------------------------------ -------------- ----------- ------------- --------------- -------------- ---------------
Rick L. Catt                      --- (1)       $34,830      18,500           ---         $139,675           --
============================== ============== =========== ============= =============== ============== ===============

(1) Pursuant to the option plan, Mr. Catt elected to receive an amount equal to the difference between the exercise price of the options and the fair market value of the Company's shares on the date of exercise.

CERTAIN TRANSACTIONS

        The Bank has followed a policy of granting loans to officers and directors. Loans to directors and executive officers are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with the general public prevailing at the time, in accordance with the Bank's underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features.

        All loans by the Bank to its directors and executive officers are subject to Office of the Comptroller of the Currency regulations restricting loan and other transactions with affiliated persons of the Bank. Federal law currently requires that all loans to directors and executive officers be made on terms and conditions comparable to those for similar transactions with non-affiliates. Loans to all directors and executive officers and their associates totaled $1.7 million at March 31, 2004, which was 16.9% of the Bank's equity capital at that date. There were no loans outstanding to any director, executive officer or their affiliates at preferential rates or terms which in the aggregate exceeded $60,000 during the two years ended March 31, 2004. All loans to directors and officers were performing in accordance with their terms at March 31, 2004.

EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information as of March 31, 2004 related to our equity compensation plans in effect at that time.


                                        EQUITY COMPENSATION PLAN INFORMATION
------------------------------- ---------------------------- ---------------------------- ----------------------------
        PLAN CATEGORY           NUMBER OF SECURITIES TO BE    WEIGHTED-AVERAGE EXERCISE      NUMBER OF SECURITIES
                                  ISSUED UPON EXERCISE OF       PRICE OF OUTSTANDING        REMAINING AVAILABLE FOR
                                   OUTSTANDING OPTIONS,         OPTIONS, WARRANTS AND        FUTURE ISSUANCE UNDER
                                    WARRANTS AND RIGHTS                RIGHTS              EQUITY COMPENSATION PLANS
                                            (A)                          (B)                 (EXCLUDING SECURITIES
                                                                                           REFLECTED IN COLUMN (A))
------------------------------- ---------------------------- ---------------------------- ----------------------------
  EQUITY COMPENSATION PLANS
 APPROVED BY SECURITY HOLDERS             64,344                       $17.27                       13,583
------------------------------- ---------------------------- ---------------------------- ----------------------------

        The Company does not maintain any equity compensation plans that have not been approved by security holders.

              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS

        The Board of Directors of the Company has appointed BKD, LLP ("BKD") independent accountants, to be the Company's auditors for the fiscal year ending March 31, 2004.

        The Company previously engaged Larsson, Woodyard & Henson, LLP ("Larsson") as the Company's independent auditors. At the recommendation of the Company's Audit Committee, the Board of Directors dismissed Larsson in such capacity on March 25, 2004 and engaged BKD to serve as the Company's independent auditor beginning on March 26, 2004.

        As stated on the Company's Form 8-K, filed with the SEC on March 26, 2004, the audit reports of Larsson on the Company's consolidated financial statements as of and for the fiscal years ending March 31, 2002 and March 31, 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

        During the Company's fiscal years ending March 31, 2002 and March 31, 2003, and for the interim period through the date the relationship ended, there were no disagreements with Larsson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Larsson's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

        During the Company's fiscal years ending March 31, 2002 and March 31, 2003, and for the interim period through the date the relationship ended, Larsson did not advise the Company of any reportable events under Item 304(a)(1)(v) of Regulation S-K.

        The Company has provided Larsson with a copy of the disclosures filed with the SEC on March 26, 2004 on Form 8-K. In response, Larsson provided the Company with a letter, attached as Exhibit 16 to the Form 8-K, acknowledging its agreement with such disclosures.

        During the Company's fiscal years ending March 31, 2002 and March 31, 2003, and for the interim period up to and including March 26, 2004, neither the Company nor anyone acting on the Company's behalf consulted with BKD regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided by BKD to the Company that BKD concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues; or (ii) any matter that was either the subject of a "disagreement," as that term is described in Item 304(a)(I)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a "reportable event," as the term is described in Item 304(a)(1)(v) of Regulation S-K.

AUDIT FEES

        Aggregate audit fees billed by Larsson for auditing the Company's annual financial statements for the year ended March 31, 2003 and reviews of the Company's interim financial statements included in the Company's Form 10-QSB filed with the SEC during fiscal year 2003 were $25,100. Aggregate audit fees billed by Larsson for auditing the Company's annual financial statements for the year ended March 31, 2004 and reviews of the Company's interim financial statements included in the Company's Form 10-QSB filed with the SEC during fiscal year 2004 were $30,800. As of June 10, 2004, audit fees billed by BKD for fiscal year 2004 were $21,700.

AUDIT RELATED FEES

        There were no audit related fees billed by Larsson for the year ended March 31, 2003. There were no audit related fees billed by Larsson or BKD for the year ended March 31, 2004.

TAX FEES

        Tax fees billed by Larsson for the year ended March 31, 2003 were $4,200. Tax fees billed by Larsson for the year ended March 31, 2004 were $5,200. Tax fees were incurred for preparation of tax returns and calculation of quarterly estimates. As of June 10, 2004, there were no tax fees billed by BKD for fiscal year 2004.

ALL OTHER FEES

        All other fees for products and services provided by Larsson during the year ended March 31, 2003 were $2,700. All other fees for products and services provided by Larsson during the year ended March 31, 2004 were $3,200. The other fees were incurred for assistance with individual accounting transactions and payroll processing. The Company did not incur any fees related to financial information design or implementation. As of June 10, 2004, there were no other fees billed by BKD for fiscal year 2004.

        The Audit Committee of the Board of Directors has considered whether the provision of services in respect of Audit-related Fees, Tax Fees and All Other Fees is compatible with maintaining BKD's independence prior to the incurrence of such fees in accordance with the charter of the Audit Committee, which is set forth in Exhibit A hereto. All engagements of the auditors are approved in advance by the Audit Committee. At the beginning of the fiscal year, management presents for approval by the Audit Committee a range of services to be provided by the auditors and estimated fees for such services for the current year. Any services to be provided by the auditors that are not included within such range of services are approved in advance on a case-by-case basis by the Audit Committee. Management provides reports to the Audit Committee on at a quarterly basis on the status of the services provided and the level of fees incurred in respect of each service. The Company did not approve the incurrence of any fees pursuant to the exceptions to the pre-approval requirements set forth in 17 CFR 210.2-01(c)(7)(i)(C).

        THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF BKD, LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR ENDING MARCH 31, 2005.


                              STOCKHOLDER PROPOSALS

        In order to be eligible for inclusion in the Company's proxy materials for next year's annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office at 501 East Main Street, Robinson, Illinois 62454 no later than February 23, 2005. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended. Otherwise, any stockholder proposal to take action at such meeting must be received at the Company's executive office at 501 East Main Street, Robinson, Illinois 62454 by May 9, 2005; provided, however, that in the event that less than 40 days' notice of the date of the meeting is given or made to stockholders, the stockholder proposal must be received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed. All stockholder proposals must also comply with the Company's Certificate of Incorporation and Bylaws, and Delaware law.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

        To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during fiscal year ended March 31, 2004, all Section 16(a) filing requirement applicable to its officers, directors and greater than 10% beneficial owners were complied with.

                                  OTHER MATTERS

        The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this proxy statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.



Robinson, Illinois
June 23, 2004

                                                                       EXHIBIT A

                      FIRST ROBINSON FINANCIAL CORPORATION

                               THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

                          AMENDED AND RESTATED CHARTER
                               AS OF JUNE 15, 2004


The Audit Committee (the "Committee") of the First Robinson Financial Corporation (the "Company") Board of Directors (the "Board") shall oversee the Company's accounting and financial reporting processes and the audits of the Company's financial statements, and shall otherwise exercise oversight responsibility, and assist the Board in fulfilling its oversight functions, with respect to matters involving the accounting, auditing, financial reporting and internal control functions of the Company. In so doing, it shall be the goal of the Committee to maintain free and open means of communication between the members of the Board, the Company's independent public accountants who audit the Company's financial statements (the "Public Accountants") and the Company's financial management. While it is not the Committee's responsibility to certify the Company's financial statements or to guarantee the auditor's report, the Committee will facilitate discussions among the Board, the Public Accountants and the Company's management.

COMPOSITION

The Committee shall be comprised of three or more directors, as determined by the Board, each of whom shall be "independent," as required by applicable securities laws, rules and regulations, the rules of the NASDAQ Stock Market or of any securities exchange or market on which securities of the Company are listed, and any other applicable requirements. Each committee member shall also be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement. Though not necessarily an "audit committee financial expert" within the meaning of 17 C.F.R. ss. 228.401, at least one member of the Committee shall have accounting or related financial management expertise consisting of employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

RESPONSIBILITIES

The Committee will meet four times per year, or more frequently as circumstances require at the discretion of the Committee. The Chairman of the Committee will approve the agenda for each meeting in consultation with the Company's internal auditor. Minutes of each meeting shall be recorded. In certain circumstances, the Chairman of the Committee may represent or act on behalf of the entire Committee. The Committee shall, after each meeting, report its activities, findings and conclusions to the full Board of Directors and shall ensure that the full Board of Directors is fully informed of the Company's accounting policies and related issues. Attendees at Committee meetings may generally include the Public Accountants, the Chief Financial Officer, financial management, and any other member(s) of management or others who may provide pertinent information. The Committee will:

FINANCIAL INFORMATION AND REPORTS

(1) Review the significant accounting principles, policies and practices followed by the Company in accounting for and reporting its financial results of operations in accordance with generally accepted accounting principles ("GAAP").

(2) Review and discuss with management the Company's year-end audited financial statements and related footnotes, and the opinion rendered by the Public Accountants prior to filing or distribution.

(3) Discuss the results of the year-end audit separately with the Public Accountants and management prior to releasing year-end earnings in accordance with the quality of accounting policies and disclosures set forth in Statement on Auditing Standards No. 61.

(4) Prepare any audit committee reports or other audit committee related disclosure, in filings with the Securities and Exchange Commission (the "SEC") or otherwise, required by applicable securities laws, rules and regulations or by the rules of any securities exchange or market on which securities of the Company are listed, including a report to be included in the Company's Annual Stockholders Meeting Proxy Statement stating whether the Committee has (i) reviewed and discussed the audited financial statement with management, (ii) discussed with the Public Accountants the matters required to be discussed by Statement on Auditing Standards No. 61, (iii) received from the Public Accountants disclosures regarding their independence required by Independence Standards Board Standard No. 1 and (iv) discussed with the Public Accountants their independence. The Proxy Statement shall also contain a statement as to whether the Committee members are independent and that the Committee has adopted a charter.

(5) Review significant financial reports to be released to the public, or filed with the SEC or other regulatory authority, prior to such distribution or filing.

(6) Review with financial management and the Public Accountants the Company's earnings releases prior to their dissemination and to the extent there are significant accounting matters in a quarter, discuss such matters with the Public Accountants.

(7) Review with the Public Accountants and Management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

PUBLIC ACCOUNTANTS

(1) Be directly responsible for the appointment, compensation, retention and oversight of the work of the Public Accountants, including resolution of disagreements between management and the Public Accountants regarding financial reporting, for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The Public Accountants shall report directly to the Audit Committee.

(2) Pre-approve, and adopt such procedures for the pre-approval of, all audit services and permitted non-audit services to be provided to the Company by the Public Accountants, as required by Section 10A(i) of the Exchange Act and the SEC rules adopted thereunder. The Committee may delegate, subject to any rules or limitations it deems appropriate, to one or more designated members of the Committee the authority to grant such pre-approvals; provided, however, that the decisions of any member to whom authority is so delegated to pre-approve an activity shall be presented to the full Committee for ratification at its next meeting.

(3) Review the Public Accountant's independence and objectivity at least once annually by (i) inquiring into matters such as all relationships between the Public Accountant and the Company and (ii) reviewing disclosures from the Public Accountant regarding their independence as required by Independence Standards Board Standard No. 1.

(4) Review the effectiveness of the independent audit effort, including approval of the scope of, and fees charged in connection with, the annual audit, quarterly reviews and any non-audit services being provided. The Committee may discharge the Public Accountants when circumstances warrant.

(5) On an annual basis, obtain and review a report from the Public Accountants concerning their internal quality control review of the firm, any inquiry or investigation by governmental or professional authorities within the preceding five (5) years respecting one or more independent audits carried out by the firm and any steps taken to address such issues.

(6) Review the experience and qualifications of the senior members of the Public Accountants' team.

(7) Require the rotation of the lead audit partner on a regular basis in accordance with the requirements of the Securities Exchange Act of 1934.

(8) Review and approve or veto the Company's hiring of employees or former employees of the Public Accountants who participated in any capacity in the audits of the Company.

(9) Following completion of the annual audit, review separately with the Company's management and the Public Accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

RISK MANAGEMENT AND CONTROLS

(1) Inquire of management and the Public Accountant about significant risks or exposures and assess the steps which management has taken to minimize such risks and monitor control of these areas.

(2) Review with the Public Accountant and the Chief Financial Officer and financial management their findings on the adequacy and effectiveness of internal controls and financial control policies and procedures, including management's controls and security procedures with respect to the Company's information systems, and their recommendations for improving the internal control environment. Particular emphasis shall be given to the adequacy of such internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper.

(3) Conduct private sessions with the Public Accountant, the Chief Financial Officer, financial management, and any other party or person so as to ensure that information is adequately flowing to the Committee.

(4) Review with the Chief Financial Officer and financial management the annual audit plan, significant findings from specific audits and the coordination of audit coverages with the Public Accountant. The Public Accountants are required to inform the Audit Committee of any significant changes in the Public Accountant's original audit plan.

(5) Periodically review with the Company's legal counsel any matters that could have a significant impact on the Company's financial statements, such as compliance with laws and regulation, litigation, and inquiries received from governmental agencies and regulators.

(6) Review and approve the appointment, replacement, reassignment, or dismissal of the Chief Financial Officer.

(7) Review and monitor compliance with the Company's Code of Ethics, which applies to the Company's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

COMPLAINTS

(1) Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters.

(2) Establish procedures for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

GENERAL

(1) Conduct or authorize investigations into any matters within the Committee's scope of responsibilities.

(2) Retain independent counsel, accountants, or others, as it determines necessary to carry out its duties and approve fees of such advisors.

(3) Determine appropriate funding, which the Company shall provide, for payment of: (i) compensation to the Public Accountant engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, (ii) compensation to any advisers employed by the Committee, and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

(4) Discuss the Company's policies with respect to risk assessment and risk management.

(5) Investigate any other matter brought to its attention within the scope of its duties that it deems appropriate for investigation.

(6)     Perform an annual evaluation of the Committee.

(7) Perform such other functions assigned by law, the Company's charter or bylaws, and the Board of Directors, and as are provided by the SEC and the NASDAQ Stock Market, or of any securities exchange or market on which securities of the Company are listed.

(8) The Committee will review and reassess the adequacy of the Committee Charter annually and recommend changes, if any, to the Board.

LIMITATIONS

While the Committee has the functions set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate or are in accordance with generally accepted accounting principles. The Company's management is principally responsible for Company accounting policies, the preparation of the financial statements and insuring that the financial statements are prepared in accordance with generally accepted accounting principles. The Company's independent accountants are responsible for auditing and attesting to the Company's financial statements and understanding the Company's system of internal control sufficient to plan and to determine the nature, timing and extent of audit procedures to be performed. The responsibility to plan and conduct audits is that of the Company's independent accountants.

In its oversight capacity, the Committee is neither intended nor equipped to guarantee with certainty to the full Board and stockholders the accuracy and quality of the Company's financial statements and accounting practices. Nor is it the duty of the Committee to assure the Company's compliance with laws and regulations. The primary responsibility for these matters also rests with the Company's management. The Committee can do no more than rely upon information it receives, questions and assesses in fulfilling its functions.

                                                                       EXHIBIT B

                      FIRST ROBINSON FINANCIAL CORPORATION

                          NOMINATING COMMITTEE CHARTER

                           ADOPTED AS OF JUNE 15, 2004


A.      PURPOSE

        The purpose of the Nominating Committee (the "Committee") of First Robinson Financial Corporation (the "Company") is to (a) identify individuals qualified to become members of the Board of Directors (the "Board"), consistent with criteria approved by the Board, and to select, or to recommend that the Board select, the director nominees for each annual meeting of stockholders, (b) oversee the evaluation of the Board and management, (c) recommend to the Board the directors that shall serve on each committee of the Board, and (d) take such other actions within the scope of this Charter (this "Charter") as the Committee deems necessary or appropriate.


B.      COMPOSITION AND TERM OF OFFICE

        The Board shall designate annually three (3) or more of its members to constitute members of the Committee, each of whom shall serve for a term of one year. All members of the Committee shall be "independent," as required by applicable securities laws, rules and regulations, the rules of the NASDAQ Stock Market or of any securities exchange or market on which securities of the Company are listed, and any other applicable requirements. The Board will appoint the Chairperson of the Committee.


C.      SCOPE OF POWERS AND FUNCTIONS

        The Committee shall have such powers and functions as may be assigned to it by the Board from time to time; however, such functions shall, at a minimum, include the following, as well as any functions as shall be required of nominating committees by applicable securities laws, rules and regulations, the rules of the NASDAQ Stock Market or of any securities exchange or market on which securities of the Company are listed, and any other applicable requirement:

   1. The Committee shall review, at least annually, the size and structure of the Board to assure that the proper skills and experience are represented on the Board. The composition of the Board shall include a majority of "independent" directors as required by applicable securities laws, rules and regulations, the rules of the NASDAQ Stock Market or of any securities exchange or market on which securities of the Company are listed, and any other applicable requirements.

   2. The Committee shall review and develop the Board's criteria for selecting new directors. Criteria that will be used in connection with evaluating and selecting new directors will include factors relating to whether the director candidate would meet the definition of "independent" specified in applicable securities laws, rules and regulations, the rules of the NASDAQ Stock Market or of any securities exchange or market on which securities of the Company are listed, and any other applicable requirement, as well as strength of character, mature judgment, career specialization, relevant technical skills, diversity and the extent to which the candidate would fill a present need on the Board. The Company's policy is not to discriminate on the basis of race, gender or ethnicity and the Board is supportive of any qualified candidate who would also provide the Board with more diversity.

   3. The Committee shall consider candidates for election to the Board from any reasonable source, including stockholder recommendations, provided such nominees are recommended in accordance with the nominating procedures set forth in Company's By-Laws. The Committee shall not evaluate candidates differently based on who has made the recommendation.

   4. The Committee shall evaluate, propose and approve nominees for election to the Board, and consider and evaluate stockholder nominees for election to the Board.

   5. The Committee shall recommend to the Board nominees to fill vacancies on the Board. The Committee shall also consider matters relating to the retirement of Board members.

   6. The Committee shall review potential conflicts of prospective Board members.

   7. The Committee shall aid in attracting and maintaining a list of persons who may be potential directors.

   8. The Committee shall review the suitability of each Board member for continued service when his or her term expires and when he or she has a significant change in status.

   9. The Committee shall make recommendations to the Board as to the qualifications of members of the Board's committees, committee member appointment and removal, and committee reporting to the Board.

   10. The Committee shall take such steps as the Committee deems necessary or appropriate with respect to oversight and evaluation of the Board, management, and each Board committee.

   11. The Committee shall periodically review the compensation of the members of the Board for service as a director or member of any committee of the Board and make recommendations to the Board concerning the fixing of such compensation.

   12. The Committee shall have the authority, in fulfilling its responsibilities under this Charter, to obtain advice, reports or opinions from internal or external counsel and expert advisors, including director search firms and approve fees of such advisors.

   13. The Committee shall annually review and re-examine this Charter to make recommendations to the Board with respect to any proposed changes.

   14. The Committee shall perform such other functions which from time to time may be assigned by the Board of Directors.

D.      MEETINGS

        The Committee shall meet at least once annually or more frequently, as circumstances dictate, upon the request of any member of the Committee and upon the notice provided for in the Company's By-Laws. Members of senior management or others may attend meetings of the Committee at the invitation of the Committee and shall provide pertinent information as necessary. The Chairperson of the Committee shall set the agenda of each meeting and arrange for the distribution of the agenda, together with supporting material, to the Committee members prior to each meeting.

E.      REPORTS AND MINUTES

        The Committee shall report regularly to the Board (i) following meetings of the Committee, (ii) with respect to such other matters as are relevant to the Committee's discharge of its responsibilities, and (iii) with respect to such recommendations as the Committee may deem appropriate. The Committee shall maintain minutes and other records of meetings and activities of the Committee, as appropriate under Delaware law.

                                                                   FORM OF PROXY
                                 REVOCABLE PROXY
                      FIRST ROBINSON FINANCIAL CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 22, 2004

The undersigned hereby appoints the members of the Board of Directors of First Robinson Financial Corporation (the "Company"), with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the annual meeting of stockholders (the "Meeting") to be held at the Company's office located at 501 East Main Street, Robinson, Illinois, on July 22, 2004 at 9:00 a.m., and at any and all adjournments and postponements thereof.

I. The election of the following nominees as directors for terms to expire in the year 2007:

                      SCOTT F. PULLIAM           WILLIAM K. THOMAS

                  FOR               WITHHOLD          FOR ALL EXCEPT
                  [ ]                  [ ]                  [ ]

INSTRUCTION: TO VOTE FOR ALL NOMINEES MARK THE BOX "FOR" WITH AN "X." TO WITHHOLD YOUR VOTE FOR ALL NOMINEES MARK THE BOX "WITHHOLD" WITH AN "X." TO WITHOLD YOUR VOTE FOR AN INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" WITH AN "X" AND WRITE THE NOMINEE'S NAME IN THE SPACE PROVIDED BELOW FOR WHOM YOU WISH TO WITHHOLD YOUR VOTE.

               --------------------------------------------------

II. The ratification of the appointment of BKD, LLP as auditors of the Company for the fiscal year ending March 31, 2005.

                  FOR                AGAINST              ABSTAIN
                  [ ]                  [ ]                  [ ]

In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL AND THE NOMINEES LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE AND "FOR" THE RATIFICATION OF THE AUDITORS.


--------------------------------            ------------------
Stockholder                                 Date


--------------------------------            ------------------
Co-Stockholder, if any                      Date

--------------------------------------------------------------------------------
    DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED

                      FIRST ROBINSON FINANCIAL CORPORATION
--------------------------------------------------------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Should the above signed be present and choose to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

The above signed acknowledges receipt from the Company, prior to the execution of this proxy, of a Notice of Annual Meeting of Stockholders, a proxy statement and an annual report to stockholders.

Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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